WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2019

Effective September 30, 2019, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Mid Cap Growth Fund.

Portfolio Manager(s).  Daniel Crowe, a Partner of the Adviser, James Jones, a Partner of the Adviser, and Robert C. Lanphier IV, a Partner of the Adviser, co-manage the Fund. Mr. Crowe has co-managed the Fund since 2015. Mr. Jones has co-managed the Fund since 2019. Mr. Lanphier has co-managed the Fund since its inception in 2006.

Dated: September 9, 2019

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.